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                                                                    EXHIBIT 23.2


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     Consent of Hoffman, Morrison & Fitzgerald, P.C., Independent Auditors



We hereby consent to the use in this Registration Statement on Form SB-2 of our report included herein dated January 30, 1997, relating to the combined financial statements of DIDAX ON-LINE, L.C. AND AFFILIATE and to the reference to our Firm under the caption "Experts" in the Prospectus.




/s/ HOFFMAN, MORRISON & FITZGERALD, P.C.

HOFFMAN, MORRISON & FITZGERALD, P.C.
McLean, VA
September 17, 1997




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